UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2026
____________________________
OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2940 West Maple Loop Drive, Suite 203 Lehi, Utah	84048
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events

On June 2, 2026, the Board of Directors (the “Board”) of the Owlet, Inc. (the “Company” ) postponed the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) from July 10, 2026 to Wednesday, August 12, 2026, at 1:00 p.m. Eastern Time, due to scheduling conflicts. The 2026 Annual Meeting will be held via remote communication. The Board has established the close of business on June 15, 2026, as the new record date for the determination of stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting.

Because the date of the 2026 Annual Meeting has been changed by more than 30 days from the first anniversary of the Company’s 2025 Annual Meeting of Stockholders, the Board has set a new deadline for the receipt of any stockholder proposals submitted for the 2026 Annual Meeting, and any previously disclosed deadline for the submission of stockholder proposals is no longer applicable. If a stockholder desires to present a proposal for inclusion in the Company’s proxy statement for the 2026 Annual Meeting, the proposal must be submitted in writing to us for receipt not later than June 15 2026. Additionally, to be included in the Company’s proxy materials, proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders who wish to raise a proposal for consideration at the 2026 Annual Meeting, but who do not wish to submit a proposal for inclusion in the Company’s proxy materials pursuant to Rule 14a-8, should comply with the Company’s bylaws and deliver to the Company a copy of their proposal no later than June 15 2026. As required by the Company’s bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide the Company with the information required by Rule 14a-19(b) under the Exchange Act. If a stockholder fails to timely provide such notice, the respective proposal need not be addressed in the Company’s proxy materials and the proxies may exercise their discretionary voting authority if the proposal is raised at the 2026 Annual Meeting. In either case, proposals should be sent to Owlet, Inc., 2940 West Maple Loop Drive, Suite 203, Lehi, Utah 84048 with attention to our Corporate Secretary.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: June 5, 2026	By:	/s/ Amanda Crawford
	Name:	Amanda Crawford
	Title:	Chief Financial Officer